EXHIBIT (10)(iii)22

                              CH ENERGY GROUP, INC.

                            DIRECTORS AND EXECUTIVES
                           DEFERRED COMPENSATION PLAN

                            As Amended and Restated,

                             Effective July 1, 2001









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                                TABLE OF CONTENTS

                                                                            PAGE

ARTICLE I     TITLE AND DEFINITIONS............................................1

     1.1 Title.................................................................1

     1.2 Definitions...........................................................1

ARTICLE II    PARTICIPATION....................................................6

ARTICLE III   DEFERRAL ELECTIONS...............................................6

     3.1 Elections to Defer Compensation.......................................6

     3.2 Investment Elections..................................................8

ARTICLE IV    DEFERRAL ACCOUNTS AND TRUST FUNDING..............................8

     4.1 Deferral Accounts.....................................................8

     4.2 Company Discretionary Contribution Account............................9

     4.3 Trust Funding........................................................10

ARTICLE V     VESTING.........................................................10

ARTICLE VI    DISTRIBUTIONS...................................................11

     6.1 Distribution of Deferred Compensation and

            Discretionary Company Contributions...............................11

     6.2 Non-Scheduled In-Service Withdrawals.................................12

     6.3 Hardship Distribution................................................13

     6.4 Inability to Locate Participant......................................13

ARTICLE VII   ADMINISTRATION..................................................14

     7.1 Committee............................................................14

     7.2 Committee Action.....................................................14

     7.3 Powers and Duties of the Committee...................................14

     7.4 Construction and Interpretation......................................15

     7.5 Information..........................................................15

                                      (i)

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                                                                            PAGE

     7.6 Compensation, Expenses and Indemnity.................................15

     7.7 Quarterly Statements.................................................16

     7.8 Disputes.............................................................16

ARTICLE VIII  MISCELLANEOUS...................................................17

     8.1 Unsecured General Creditor...........................................17

     8.2 Restriction Against Assignment.......................................17

     8.3 Withholding..........................................................17

     8.4 Amendment, Modification, Suspension or Termination...................18

     8.5 Governing Law........................................................18

     8.6 Receipt or Release...................................................18

     8.7 Payments on Behalf of Persons Under Incapacity.......................18

     8.8 Limitation of Rights and Employment Relationship.....................18

     8.9 Headings.............................................................19


                                      (ii)
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                              CH ENERGY GROUP, INC.

                            DIRECTORS AND EXECUTIVES
                           DEFERRED COMPENSATION PLAN

                                    ARTICLE I

                              TITLE AND DEFINITIONS

     1.1. TITLE.

     This Plan shall be known as the CH Energy Group, Inc. Directors and Executives Deferred Compensation Plan.

     1.2. DEFINITIONS.

     Whenever the following words and phrases are used in this Plan, with the first letter capitalized, they shall have the meanings specified below.

         (a) "Account" or "Accounts" shall mean a Participant's Deferral Account and/or the Company Discretionary Contribution Account.

         (b) "Base Salary" shall mean a Participant's annual base salary, excluding bonus, incentive and all other remuneration for services rendered to the Company and prior to reduction for any salary contributions to a plan established pursuant to Section 125 of the Code or qualified pursuant to Section 401(k) of the Code.

         (c) "Beneficiary" or "Beneficiaries" shall mean the person or persons, including a trustee, personal representative or other fiduciary, last designated in writing by a Participant in accordance with procedures established by the Committee to receive the benefits specified hereunder in the event of the Participant's death. No Beneficiary designation shall become effective until it is filed with the Committee. However, no designation of a Beneficiary other than the Participant's spouse shall be valid unless consented to in writing by such spouse. Any designation shall be revocable at any time through a written instrument filed by the Participant with the Committee with or without the consent of the previous Beneficiary. If there is no Beneficiary designation in effect, or there is no surviving designated Beneficiary, the Participant's surviving spouse shall be the Beneficiary. If there is no surviving spouse to receive any benefits payable in accordance with the preceding sentence, the duly appointed and currently acting personal representative of the Participant's estate (which shall include either the Participant's probate estate or living trust) shall be the Beneficiary. In any case where there is no such personal representative of the Participant's estate duly appointed and acting in that capacity within ninety (90) days after the Participant's death (or such extended period as the Committee determines is reasonably necessary to allow such personal representative to be appointed, but not

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to exceed one hundred eighty (180) days after the Participant's death), then
Beneficiary shall mean the person or persons who can verify by affidavit or court order to the satisfaction of the Committee that they are legally entitled to receive the benefits specified hereunder. In the event any amount is payable under the Plan to a minor, payment shall not be made to the minor, but instead be paid (a) to that person's living parent(s) to act as custodian, (b) if that person's parents are then divorced, and one parent is the sole custodial parent, to such custodial parent, or (c) if no parent of that person is then living, to a custodian selected by the Committee to hold the funds for the minor under the Uniform Transfers or Gifts to Minors Act in effect in the jurisdiction in which the minor resides. If no parent is living and the Committee decides not to select another custodian to hold the funds for the minor, then payment shall be made to the duly appointed and currently acting guardian of the estate for the minor or, if no guardian of the estate for the minor is duly appointed and currently acting within sixty (60) days after the date the amount becomes payable, payment shall be deposited with the court having jurisdiction over the estate of the minor. Payment by the Company pursuant to any unrevoked Beneficiary designation, or to the Participant's estate if no such designation exists, of all benefits owed hereunder shall terminate any and all liability of the Company.

         (d) "Board of Directors" or "Board" shall mean the Board of Directors of CH Energy Group, Inc.

         (e) "Bonuses" shall mean the incentive compensation determined under the Company's Executive Annual Incentive Plan earned during the Plan Year.

         (f) "Change of Control" shall mean:

              (1) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (x) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (y) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however that for purposes of this subsection (1), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and
(iii) of subsection (3) of this Section 1.2(f); or

              (2) Individuals who, as of December 1, 1998, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then compromising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but
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excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

              (3) Consummation of a reorganization, merger or consolidation or sale, or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

              (4) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company;

         (g) "Change of Control Payments" shall mean a payment from Company as a result of a Change of Control;

         (h) "Change of Control Termination" shall mean any termination of a Participant's employment that gives rise to severance pay under such Participant's Change of Control Employment Agreement entered into with the Company, regardless of whether or not such termination of employment occurs after such Participant's attainment of age 55.

         (i) "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (j) "Committee" shall mean the Committee appointed by the Chief Executive Officer of the Company to administer the Plan in accordance with
Article VII.

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         (k) "Company" shall mean CH Energy Group, Inc. and any successor corporations. Company shall include each corporation which is a member of a controlled group of corporations (within the meaning of Section 414(b) of the Code) of which CH Energy Group, Inc. is a component member, if the Board provides that such corporation shall participate in the Plan and such corporation's governing Board of Directors adopts this Plan.

         (l) "Company Discretionary Contribution Account" shall mean the bookkeeping account maintained by the Company for each Participant that is credited with an amount equal to the Company Discretionary Contribution Amount, if any, and earnings and losses pursuant to Section 4.2.

         (m) "Company Discretionary Contribution Amount" shall mean, for each Participant for a Plan Year, an additional discretionary amount allocated to a Participant under this Plan as determined by the Company. Such amount may differ from Participant to Participant both in amount, including no contribution, and as a percentage of Compensation.

         (n) "Compensation" shall mean Base Salary, Bonuses, Supplementary Retirement Plan Payments, Change of Control Payments and Directors Fees that the Participant is entitled to receive for services rendered to the Company.

         (o) "Deferral Account" shall mean the bookkeeping account maintained by the Committee for each Participant that is credited with amounts equal to (1) the portion of the Participant's Compensation that he or she elects to defer, including any amounts deferred under the Central Hudson Gas & Electric Corporation Directors' Deferred Compensation Plan, and income earned thereon as of the Effective Date, and (2) interest pursuant to Section 4.1.

         (p) "Directors Fees" shall mean the retainers and fees a member of the Board is entitled to receive for services rendered in his or her capacity as a member of the Board.

         (q) "Distributable Amount" shall mean the sum of the amounts credited to a Participant's Deferral Account and the Company Discretionary Contribution Account.

         (r) "Effective Date" shall mean January 1, 2000.

         (s) "Eligible Director" shall mean a member of the Company's Board of Directors who is not an employee of the Company.

         (t) "Eligible Employee" shall mean executive officers and other executives and key management employees of the Company that meet criteria approved by the Compensation and Succession Committee of the Board of Directors.

         (u) "Eligible Individual" shall mean Eligible Directors and Eligible Employees.

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         (v) "Fund" or "Funds" shall mean one or more of the investment funds or
Policies selected by the Committee pursuant to Section 3.2(b).

         (w) "Hardship Distribution" shall mean a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of his or her Dependent (as defined in Section 152(a) of the Code), loss of a Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. The circumstances that would constitute an unforeseeable emergency will depend upon the facts of each case, but, in any case, a Hardship Distribution may not be made to the extent that such hardship is or may be relieved (i) through reimbursement or compensation by insurance or otherwise, (ii) by liquidation of the Participant's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship, or
(iii) by cessation of deferrals under this Plan.

         (x) "Initial Election Period" for an Eligible Individual shall mean the thirty (30) day period following the time an employee or member of the Board of Directors becomes an Eligible Individual.

         (y) "Rate of Return" shall mean for each Fund an amount equal to the net rate of gain or loss on the assets of such Fund during the period amounts are invested in the Fund.

         (z) "Long Term Disability" shall be a disability of an Eligible Employee where such employee is totally and permanently unable to continue in active employment in any position with the Company as a result of injury or illness, as determined by the Company.

         (aa) "Non-Scheduled In-Service Withdrawal" shall mean an election by a Participant in accordance with Section 6.2 to receive a withdrawal of amounts from his or her Deferral Account and Company Discretionary Contribution Account prior to the time in which such Participant would otherwise be entitled to such amounts.

         (bb) "Participant" shall mean any Eligible Individual who becomes a Participant in accordance with Article II.

         (cc) "Payment Date" for payment of a Distributable Amount shall mean the time as soon as administratively practicable after (1) the end of the calendar quarter in which the Participant's employment or service terminates for any reason, or (2) the Scheduled In-Service Withdrawal Date.

         (dd) "Plan" shall mean the CH Energy Group, Inc. Directors and Executives Deferred Compensation Plan set forth herein, now in effect, or as amended from time to time.

         (ee) "Plan Year" shall mean the twelve (12) consecutive month period beginning on each January 1 and ending on each December 31.

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         (ff) "Retirement" shall mean (i) with respect to any Participant who is an Eligible Employee, such Participant's termination of employment (other than in a Change of Control Termination) with the Company on or after age fifty-five
(55), and (ii) with respect to any Participant who is an Eligible Director, such Participant's cessation of service with the Company for any reason.

         (gg) "Scheduled In-Service Withdrawal Date" shall be the distribution date elected by the Participant for an in-service withdrawal of all amounts of Compensation deferred and Company Discretionary Contribution Amounts, as set forth on the election form last submitted to the Company, and earnings and losses attributable thereto.

         (hh) "Supplementary Retirement Plan" shall mean the Supplementary Retirement Plan of the Company, now in effect or as amended from time to time.

         (ii) "Supplementary Retirement Plan Payments" shall mean benefit payments payable under the Supplementary Retirement Plan.

         (jj) "Trust" shall mean the CH Energy Group, Inc. Directors and Executives Deferred Compensation Plan Trust.

         (kk) "Trustee" shall mean the trustee of the Trust.


                                   ARTICLE II

                                  PARTICIPATION

     A Participant in the Central Hudson Gas & Electric Corporation Directors' Deferred Compensation Plan in effect immediately prior to the Effective Date of this Plan shall continue such participation as a Participant in this Plan. Any other Eligible Individual shall become a Participant in this Plan by electing to defer a portion of his or her Compensation in accordance with Section 3.1.

                                   ARTICLE III

                               DEFERRAL ELECTIONS

     3.1. ELECTIONS TO DEFER COMPENSATION.

         (a) INITIAL ELECTION PERIOD. Subject to the provisions of Article II, each Eligible Employee may elect to defer Base Salary, Bonuses, Supplementary Retirement Plan Payments and/or Change of Control Payments by filing with the Committee an election that conforms to the requirements of this Section 3.1 on a form provided by the Committee, no later than the last day of his or her Initial Election Period. An Eligible Director may, subject to the

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provisions of Article II elect to defer Directors' Fees by filing with the
Committee an election that conforms with the requirements of this Section 3.1, on a form provided by the Committee, no later than the last day of his or her Initial Election Period.

         (b) GENERAL RULE. The amount of Compensation which an Eligible Individual may elect to defer is such Compensation earned on or after the time at which the Eligible Individual elects to defer Compensation in accordance with Sections 1.2(w) and 3.1(a). The amount elected by an Eligible Employee shall be a percentage of Base Salary, Bonuses, Supplementary Retirement Plan Payments and Change of Control Payments. The Eligible Employee's Base Salary deferral election shall not exceed 50% of the Eligible Employee's base salary. The Eligible Employee's Bonuses, Supplementary Retirement Plan Payments and Change of Control Payments can be deferred up to 100%. In addition, the Committee may, in its sole and absolute discretion, further limit deferrals for income tax withholding and employee benefit plan withholding requirements. An Eligible Director may defer up to 100% of his or her Director's Fees. The minimum contribution which may be made in any Plan Year by an Eligible Individual shall not be less than $5,000.

         (c) DURATION OF COMPENSATION DEFERRAL ELECTION. An Eligible Employee's initial election to defer Base Salary must be filed on or before December 20 and is to be effective for the first day of the next following Plan Year. An Eligible Employee may renew, increase, decrease or terminate a deferral election with respect to Base Salary, Bonuses, Supplementary Retirement Plan Payments and/or Change of Control Payments for any subsequent Plan Year by filing a new election on or before December 20, which election shall be effective on the first day of the next following Plan Year. Any subsequent election with respect to Bonuses must be filed by December 20 of the year prior to the year in which the Bonuses are earned. An Eligible Employee's election with respect to Change of Control Payments must be made on or before December 20 and shall be effective on the first day of the next following Plan Year.

         All elections under this Section 3.1 shall continue until changed in writing by the Eligible Individual, such change to be effective as of the first day of the next following Plan Year. In the case of an employee or director who becomes an Eligible Individual on or after January 1, such Eligible Individual shall have thirty (30) days from the date he or she has become an Eligible Individual to make an Initial Election with respect to amounts capable of being deferred under the Plan. Such election shall be for the remainder of the Plan Year. Notwithstanding the foregoing, the election under which a distribution under the Plan will be made must be in place at least twelve (12) months prior to receipt of the distribution or the immediately prior election option will prevail.

         (d) ELECTIONS OTHER THAN ELECTIONS DURING THE INITIAL ELECTION Period. Subject to the limitations of Section 3.1(b) above, any Eligible Individual who fails to elect to defer Compensation during his or her Initial Election Period may subsequently become a Participant, and any Eligible Individual who has terminated a prior Compensation deferral election may elect to again defer Compensation, by filing an election, on a form provided by the Committee, to defer Compensation as described in Sections 3.1(b) and 3.1(c) above. An election to defer
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Compensation must be filed on or before December 20 and will be effective for
Compensation earned in the next following Plan Year.

     3.2. INVESTMENT ELECTIONS.

         (a) At the time of making the deferral elections described in Section 3.1, the Participant shall designate, on a form provided by the Committee, the types of investments the Participant's Account will be deemed to be invested in for purposes of determining the amount of earnings and losses to be credited to that Account. In making the designation pursuant to this Section 3.2, the Participant may specify that all, or any multiple of, his or her Deferral Account and Company Discretionary Contribution Account be deemed to be invested in one or more of the types of investments provided under the Plan. A Participant may change the designation made under this Section 3.2 each day in accordance with procedures established by the Committee. If a Participant fails to elect a type of investment fund under this Section 3.2, he or she shall be deemed to have elected the Money Market type of investment fund.

         (b) The Committee shall select from time to time, in its sole discretion, a commercially available investment fund of each of the types provided under the Plan to be the Funds. The Rate of Return of each such commercially available investment fund shall be used to determine the amount of earnings or losses to be credited to Participant's Account under Article IV.

                                   ARTICLE IV

                       DEFERRAL ACCOUNTS AND TRUST FUNDING

     4.1. DEFERRAL ACCOUNTS.

     The Committee shall establish and maintain a Deferral Account for each Participant under the Plan. Each Participant's Deferral Account shall be further divided into separate subaccounts ("investment fund subaccounts"), each of which corresponds to an investment fund elected by the Participant pursuant to Section 3.2(a). A Participant's Deferral Account shall be credited as follows:

         (a) Within five (5) days after each payroll date, the Committee shall credit the investment fund subaccounts of the Participant's Deferral Account with an amount equal to the Compensation deferred by the Participant during each pay period in accordance with the Participant's election under Section 3.2(a); that is, the portion of the Participant's deferred Compensation that the Participant has elected to be deemed to be invested in a certain type of investment fund shall be credited to the investment fund subaccount corresponding to that investment fund;

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         (b) As of each day, each investment fund subaccount of a Participant's
Deferral Account shall be credited with earnings or losses in an amount equal to that determined by multiplying (i) the balance credited to such investment fund subaccount as of the preceding day plus contributions credited to the Participant's Deferral Account since the preceding day by (ii) the Rate of Return for the corresponding fund selected by the Company pursuant to Section 3.2(b).

         (c) In the event that a Participant elects for a given Plan Year's deferral of Compensation to have a Scheduled In-Service Withdrawal Date, all amounts attributed to the deferral of Compensation for such Plan Year shall be accounted for in a manner which allows separate accounting for the deferral of Compensation and investment gains and losses associated with such Plan Year's deferral of Compensation.

     4.2. COMPANY DISCRETIONARY CONTRIBUTION ACCOUNT.

     If necessary, the Committee shall establish and maintain a Company Discretionary Contribution Account for each Participant under the Plan. Each Participant's Company Discretionary Contribution Account shall be further divided into separate investment fund subaccounts corresponding to the investment fund elected by the Participant pursuant to Section 3.2(a). A Participant's Company Discretionary Contribution Account shall be credited as follows:

         (a) Within five (5) days after each payroll date, the Committee shall credit the investment fund subaccounts of the Participant's Company Discretionary Contribution Account with an amount equal to the Company Discretionary Contribution Amount, if any, applicable to that Participant; that is, the portion of the Company Discretionary Contribution Amount, if any, which the Participant elected to be deemed to be invested in a certain type of investment fund shall be credited to the corresponding investment fund subaccount; and

         (b) As of each day, each investment fund subaccount of a Participant's Company Discretionary Contribution Account shall be credited with earnings or losses in an amount equal to that determined by multiplying the balance credited to such investment fund subaccount as of the prior day plus contributions credited to the Participant's Company Discretionary Contribution Account since the preceding day by the Rate of Return for the corresponding Fund selected by the Company pursuant to Section 3.2(b).

         (c) In the event a Participant elects that the Company Discretionary Contribution Amount for a given Plan Year have a Scheduled In-Service Withdrawal Date, all amounts attributed to the Company Discretionary Contribution Amount for such Plan Year shall be accounted for in a manner which allows separate accounting for the Company Discretionary Contribution Amount and investment gains and losses associated with such Plan Year's Company Discretionary Contribution Amount.

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     4.3. TRUST FUNDING.

     The Company has created a Trust with First American Trust Company serving as initial Trustee. The Company shall cause the Trust to be funded each year. The Company shall contribute to the Trust an amount equal to the Compensation deferred by each Participant for the Plan Year. The Company shall also contribute to the Trust an amount equal to the Company Discretionary Contribution Amount, if any, for the Plan Year.

     Although the principal of the Trust and any earnings thereon shall be held separate and apart from other funds of Company and shall be used exclusively for the uses and purposes of Plan Participants and beneficiaries as set forth therein, neither the Participants nor their beneficiaries shall have any preferred claim on, or any beneficial ownership in, any assets of the Trust prior to the time such assets are paid to the Participants or beneficiaries as benefits and all rights created under this Plan shall be unsecured contractual rights of Plan Participants and beneficiaries against the Company. Any assets held in the Trust will be subject to the claims of Company's general creditors under federal and state law in the event of insolvency as defined in Section 4.2(a) of the Trust.

     The assets of the Plan and Trust shall never inure to the benefit of the Company and the same shall be held for the exclusive purpose of providing benefits to Participants and their beneficiaries. The sole exception to the foregoing shall be that amounts remaining after payment to a Participant of the Participant's vested Account balance, if any, shall be transferred by the Trustee to the Company.

                                    ARTICLE V

                                     VESTING

     A Participant's Deferral Account shall be 100% vested at all times. A Participant's Company Discretionary Contribution Account, if any, shall be 100% vested in the event of a Change of Control and, otherwise, shall vest in accordance with rules established by the Company, in its sole and absolute discretion. Such rules are hereby incorporated by reference into the Plan.



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                                   ARTICLE VI

                                  DISTRIBUTIONS

     6.1. DISTRIBUTION OF DEFERRED COMPENSATION AND DISCRETIONARY COMPANY CONTRIBUTIONS.

         (a) DISTRIBUTION WITHOUT SCHEDULED IN-SERVICE WITHDRAWAL DATE. In the case of a Participant who terminates employment due to a Change of Control Termination or Long Term Disability, or who terminates employment or service due to Retirement, the Distributable Amount shall be paid to the Participant (and after his or her death to his or her Beneficiary) in the form of substantially equal quarterly installments over fifteen (15) years beginning on his or her Payment Date. Notwithstanding the foregoing, a Participant described in the preceding sentence may elect from among the following optional forms of benefit in accordance with the procedures set forth below:

              (1) A lump sum payment on the Participant's Payment Date;

              (2) Substantially equal quarterly installments over five (5) years beginning on the Participant's Payment Date; and

              (3) Substantially equal quarterly installments over ten (10) years beginning on the Participant's Payment Date;

     Elections regarding the form of distributions to be made following Retirement or Long Term Disability shall be made on a Retirement/Long Term Disability election form provided to the Company together with deferral elections made under the provisions of Article III (3.1) hereof, and may be changed or revoked at any time or from time to time, but in no event less than one year prior to the Participant's Retirement or Long Term Disability. The Committee may determine, from time to time, whether or not and on what terms and conditions elections regarding the form of distributions to be made following a Change of Control Termination may be made, and shall establish such forms and procedures for, and rules regarding changes and revocations of, such elections as the Committee shall from time to time determine to be appropriate.

     All elections under this Section 3.1 shall continue in effect unless and until a change or revocation thereof becomes effective in accordance with the foregoing.

     Notwithstanding any provision to the contrary, in the event a Participant's Distributable Amount is less than $25,000, such Distributable Amount shall be distributed to the Participant or his or her Beneficiary in a lump sum.

     In the event of termination of employment or service for any other reason, distribution to the Participant shall be made in a lump sum on his or her Payment Date.

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     The Participant's Accounts shall continue to be credited with earnings pursuant to Section 4.1 of the Plan until all amounts credited to his or her Accounts under the Plan have been distributed.

         (b) DISTRIBUTION WITH SCHEDULED IN-SERVICE WITHDRAWAL DATE. In the case of a Participant who has elected a Scheduled In-Service Withdrawal Date for a distribution while still in the employ or service of the Company, such Participant shall receive his or her Distributable Amount, but only with respect to those deferrals of Compensation and vested Company Discretionary Contribution Amounts and earnings on such deferrals of Compensation and vested Company Discretionary Contribution Amounts as shall have been elected by the Participant to be subject to the Scheduled In-Service Withdrawal Date in accordance with
Section 1.2(ff) of the Plan. A Participant's Scheduled In-Service Withdrawal Date with respect to amounts of Compensation deferred in a given Plan Year and vested Company Discretionary Contribution Amounts must be at least two (2) years from the last day of the Plan Year for which the deferrals of Compensation and Company Discretionary Contribution Amounts are made. A Participant may extend the Scheduled In-Service Withdrawal Date for the deferral of Compensation and Company Discretionary Contribution Amounts for any Plan Year, provided each extension occurs at least one (1) year before the Scheduled In-Service Withdrawal Date and is for a period of not less than two (2) years from the Scheduled In-Service Withdrawal Date. The Participant shall have the right to twice modify any Plan Year's Scheduled In-Service Withdrawal Date. In the event a Participant terminates employment or service with the Company prior to a Scheduled In-Service Withdrawal Date, Section 6.1(a) will govern distributions under this Plan.

         (c) DEATH BENEFIT. In the event a Participant dies after he or she has retired from the Company and still has a balance in his or her Account, the balance shall continue to be paid to the Participant's Beneficiary in quarterly installments for the remainder of the period as elected by the Participant. In the event a Participant dies while in the active employment or service of the Company, the Participant's Account balance, whether or not vested, will be paid in a lump sum to the Participant's Beneficiary.

     6.2. NON-SCHEDULED IN-SERVICE WITHDRAWALS.

     A Participant shall be permitted to elect a Non-Scheduled In-Service Withdrawal from his or her Deferral Account and vested Company Discretionary Contribution Account prior to the Payment Date, subject to the following restrictions:

         (a) The election to take a Non-Scheduled In-Service Withdrawal shall be made by filing a form provided by and filed with the Committee prior to the end of any calendar month.

         (b) The amount of the Non-Scheduled In-Service withdrawal shall be paid in a single lump sum as soon as practicable after the end of the calendar month in which the Non-Scheduled In-Service Withdrawal election is made.

         (c) If a Participant requests a Non-Scheduled In-Service Withdrawal of his or her entire Deferral Account and vested Company Discretionary Contribution Account, 10% of the Deferral Account and vested Company Discretionary Contribution Account shall be permanently forfeited and the Company shall have no obligation to the Participant or his or her Beneficiary with respect to such forfeited amount. If a Participant receives a Non-Scheduled In-Service Withdrawal of less than the entire Deferral Account and vested Company Discretionary Contribution Account, such Participant shall forfeit 10% of the gross amount to be distributed from the Participant's Deferral Account and vested Company Discretionary Contribution Account.

         (d) If a Participant receives a Non-Scheduled In-Service Withdrawal of either all or a part of his or her Deferral Account and Company Discretionary Contribution Account, the Participant will be ineligible to participate in the Plan for the balance of the Plan Year and for the following Plan Year.

     6.3. HARDSHIP DISTRIBUTION.

     A Participant shall be permitted to elect a Hardship Distribution in accordance with Section 1.2(v) of the Plan prior to the Payment Date, subject to the following restrictions:

         (a) The election to take a Hardship Distribution shall be made by filing a form provided by and filed with Committee prior to the end of any calendar month.

         (b) The Committee shall have made a determination that the requested distribution constitutes a Hardship Distribution in accordance with Section 1.2(v) of the Plan.

         (c) The amount determined by the Committee as a Hardship Distribution shall be paid in a single lump sum as soon as practicable after the end of the calendar month in which the Hardship Distribution election is made and approved by the Committee.

         (d) If a Participant receives a Hardship Distribution, the Participant will be ineligible to participate in the Plan for the balance of the Plan Year and the following Plan Year.

     6.4. INABILITY TO LOCATE PARTICIPANT.

     In the event that the Committee is unable to locate a Participant or Beneficiary within two (2) years following the required Payment Date, the amount allocated to the Participant's Account shall be forfeited. If, after such forfeiture, the Participant or Beneficiary later claims such benefit, such benefit shall be reinstated without interest or earnings.

                                   ARTICLE VII

                                 ADMINISTRATION

     7.1. COMMITTEE.

     A Committee shall be appointed by, and serve at the pleasure of, the Board of Directors. The number of members comprising the Committee shall be determined by the Board which may from time to time vary the number of members. A member of the Committee may resign by delivering a written notice of resignation to the Chief Executive Officer. The Chief Executive Officer may remove any member of the Committee by delivering a certified copy of its resolution of removal to such member. Vacancies in the membership of the Committee shall be filled promptly by the Chief Executive Officer.

     7.2. COMMITTEE ACTION.

     The Committee shall act at meetings by affirmative vote of a majority of the members of the Committee. Any action permitted to be taken at a meeting may be taken without a meeting if, prior to such action, a written consent to the action is signed by all members of the Committee and such written consent is filed with the minutes of the proceedings of the Committee. A member of the Committee shall not vote or act upon any matter which relates solely to him or herself as a Participant. The Chairman or any other member or members of the Committee designated by the Chairman may execute any certificate or other written direction on behalf of the Committee.

     7.3. POWERS AND DUTIES OF THE COMMITTEE.

              The Committee, on behalf of the Participants and their Beneficiaries, shall enforce the Plan in accordance with its terms, shall be charged with the general administration of the Plan, and shall have all powers necessary to accomplish its purposes, including, but not by way of limitation, the following:

              (1) To select the Funds in accordance with Section 3.2(b) hereof;

              (2) To construe and interpret the terms and provisions of this Plan;

              (3) To compute and certify to the amount and kind of benefits payable to Participants and their Beneficiaries;

              (4) To maintain all records that may be necessary for the administration of the Plan;

              (5) To provide for the disclosure of all information and the filing or provision of all reports and statements to Participants, Beneficiaries or governmental agencies as shall be required by law;

              (6) To make and publish such rules for the regulation of the Plan and procedures for the administration of the Plan as are not inconsistent with the terms hereof;

              (7) To appoint a plan administrator or any other agent, and to delegate to them such powers and duties in connection with the administration of the Plan as the Committee may from time to time prescribe; and

              (8) To take all actions necessary for the administration of the Plan, including determining the underlying funding instruments for benefits under the Plan.

     7.4. CONSTRUCTION AND INTERPRETATION.

     The Committee shall have full discretion to construe and interpret the terms and provisions of this Plan, which interpretations or construction shall be final and binding on all parties, including but not limited to the Company and any Participant or Beneficiary. The Committee shall administer such terms and provisions in a uniform and nondiscriminatory manner and in full accordance with any and all laws applicable to the Plan.

     7.5. INFORMATION.

     To enable the Committee to perform its functions, the Company shall supply full and timely information to the Committee on all matters relating to the Compensation of all Participants, their death or other events which cause termination of their participation in this Plan, and such other pertinent facts as the Committee may require.

     7.6. COMPENSATION, EXPENSES AND INDEMNITY.

         (a) The members of the Committee shall serve without compensation for their services hereunder.

         (b) The Committee is authorized, at the expense of the Company, to employ such legal counsel as it may deem advisable to assist in the performance of its duties hereunder. Expenses and fees in connection with the administration of the Plan shall be paid by the Company.

         (c) To the extent permitted by applicable state law, the Company shall indemnify and save harmless the Committee and each member thereof, the Board of Directors and any delegate of the Committee who is an employee of the Company against any and all expenses, liabilities and claims, including legal fees, and to defend against such liabilities and claims arising out of their discharge, in good faith, of responsibilities under or incident to the Plan, other than expenses and liabilities arising out of willful misconduct. This indemnity shall not preclude such further indemnities as may be available under insurance purchased by the Company or provided by the Company under any bylaw, agreement or otherwise, as such indemnities are permitted under state law.

     7.7. QUARTERLY STATEMENTS.

     Under procedures established by the Committee, a Participant shall receive a quarterly statement with respect to such Participant's Accounts.

     7.8. DISPUTES.

         (a)  CLAIM.

     A person who believes that he or she is being denied a benefit to which he or she is entitled under this Agreement (hereinafter referred to as "Claimant") may file a written request for such benefit with the Company, setting forth his or her claim. The request must be addressed to the President of the Company at its then principal place of business.

         (b)  CLAIM DECISION.

     Upon receipt of a claim, the Committee on behalf of the Company shall advise the Claimant that a reply will be forthcoming within ninety (90) days and shall, in fact, deliver such reply within such period. The Company may, however, extend the reply period for an additional ninety (90) days for special circumstances.

     If the claim is denied in whole or in part, the Company shall inform the Claimant in writing, using language calculated to be understood by the Claimant, setting forth: (A) the specified reason or reasons for such denial; (B) the specific reference to pertinent provisions of this Agreement on which such denial is based; (C) a description of any additional material or information necessary for the Claimant to perfect his or her claim and an explanation of why such material or such information is necessary; (D) appropriate information as to the steps to be taken if the Claimant wishes to submit the claim for review; and (E) the time limits for requesting a review under subsection (c).

         (c)  REQUEST FOR REVIEW.

     Within sixty (60) days after the receipt by the Claimant of the written opinion described above, the Claimant may request in writing that the Committee review the determination of the Company. Such request must be addressed to the Secretary of the Company, at its then principal place of business. The Claimant or his or her duly authorized representative may, but need not, review the pertinent documents and submit issues and comments in writing for consideration by the Committee. If the Claimant does not request a review within such sixty
(60) day period, he or she shall be barred and estopped from challenging the Company's determination.

         (d)  REVIEW OF DECISION.

     Within sixty (60) days after the Committee's receipt of a request for review, after considering all materials presented by the Claimant, the Committee will inform the Claimant in writing, in a manner calculated to be understood by the Claimant, the decision setting forth the specific reasons for the decision containing specific references to the pertinent provisions of this Agreement on which the decision is based. If special circumstances require that the sixty (60) day time period be extended, the Committee will so notify the Claimant and will render the decision as soon as possible, but no later than one hundred twenty (120) days after receipt of the request for review.

                                  ARTICLE VIII

                                  MISCELLANEOUS

     8.1. UNSECURED GENERAL CREDITOR.

     Participants and their Beneficiaries, heirs, successors, and assigns shall have no legal or equitable rights, claims, or interest in any specific property or assets of the Company. No assets of the Company shall be held in any way as collateral security for the fulfilling of the obligations of the Company under this Plan. Any and all of the Company's assets shall be, and remain, the general unpledged, unrestricted assets of the Company. The Company's obligation under the Plan shall be merely that of an unfunded and unsecured promise of the Company to pay money in the future, and the rights of the Participants and Beneficiaries shall be no greater than those of unsecured general creditors. It is the intention of the Company that this Plan be unfunded for purposes of the Code and for purposes of Title I of the Employee Retirement Income Security Act of 1974.

     8.2. RESTRICTION AGAINST ASSIGNMENT.

     The Company shall pay all amounts payable hereunder only to the person or persons designated by the Plan and not to any other person or corporation. No part of a Participant's Accounts shall be liable for the debts, contracts, or engagements or any Participant, his or her Beneficiary, or successors in interest, nor shall a Participant's Accounts be subject to execution by levy, attachment, or garnishment or by any other legal or equitable proceeding, nor shall any such person have any right to alienate, anticipate, sell, transfer, commute, pledge, encumber, or assign any benefits or payments hereunder in any manner whatsoever. If any Participant, Beneficiary or successor in interest is adjudicated bankrupt or purports to anticipate, alienate, sell, transfer, commute, assign, pledge, encumber or charge any distribution or payment from the Plan, voluntarily or involuntarily, the Committee, in its discretion, may cancel such distribution or payment (or any part thereof) to or for the benefit of such Participant, Beneficiary or successor in interest in such manner as the Committee shall direct.

     8.3. WITHHOLDING.

     There shall be deducted from each payment made under the Plan or any other Compensation payable to the Participant (or Beneficiary) all taxes which are required to be withheld by the Company in respect to such payment or this Plan. The Company shall have the right to reduce any payment (or Compensation) by the amount of cash sufficient to provide the amount of said taxes.

     8.4. AMENDMENT, MODIFICATION, SUSPENSION OR TERMINATION.

     The Chief Executive Officer of the Company may amend, modify, suspend or terminate the Plan in whole or in part, except that no amendment, modification, suspension or termination shall have any retroactive effect to reduce any amounts allocated to a Participant's Accounts. In the event that this Plan is terminated, the amounts allocated to a Participant's Accounts shall be distributed to the Participant or, in the event of his or her death, his or her Beneficiary in a lump sum within thirty (30) days following the date of termination.

     8.5. GOVERNING LAW.

     This Plan shall be construed, governed and administered in accordance with the laws of the State of New York.

     8.6. RECEIPT OR RELEASE.

     Any payment to a Participant or the Participant's Beneficiary in accordance with the provisions of the Plan shall, to the extent thereof, be in full satisfaction of all claims against the Committee and the Company. The Committee may require such Participant or Beneficiary, as a condition precedent to such payment, to execute a receipt and release to such effect.

     8.7. PAYMENTS ON BEHALF OF PERSONS UNDER INCAPACITY.

     In the event that any amount becomes payable under the Plan to a person who, in the sole judgment of the Committee, is considered by reason of physical or mental condition to be unable to give a valid receipt therefor, the Committee may direct that such payment be made to any person found by the Committee, in its sole judgment, to have assumed the care of such person. Any payment made pursuant to such determination shall constitute a full release and discharge of the Committee and the Company.

     8.8. LIMITATION OF RIGHTS AND EMPLOYMENT RELATIONSHIP.

     Neither the establishment of the Plan and Trust nor any modification thereof, nor the creating of any fund or account, nor the payment of any benefits shall be construed as giving to any Participant or other person any legal or equitable right against the Company or the Trustee of the Trust except as provided in the Plan and Trust; and in no event shall the terms of employment or service of any Employee or Participant be modified or in any way be affected by the provisions of the Plan and Trust.

     8.9. HEADINGS.

     Headings and subheadings in this Plan are inserted for convenience of reference only and are not to be considered in the construction of the provisions hereof.

     IN WITNESS WHEREOF, the Company has caused this document to be executed by its duly authorized officer on this 17th day of December, 1999.

                                       CH ENERGY GROUP, INC.

                                       By: _____________________________________

                              CH ENERGY GROUP, INC.

                                  AMENDMENT TO
               DIRECTORS AND EXECUTIVES DEFERRED COMPENSATION PLAN

         WHEREAS, CH Energy Group, Inc. ("Energy Group") maintains its Directors and Executives Deferred Compensation Plan, in the form effective as of January 1, 2000 ("Plan"),

         WHEREAS, Energy Group wishes to amend the Plan (i) with respect to the duration of an election to defer Compensation under the Plan, (ii) to permit deferral under the Plan of benefits payable under Energy Group's Supplementary Retirement Plan, and (iii) to make certain technical changes,

         NOW, THEREFORE, in furtherance of such goal and pursuant to authority of the Board of Directors of Energy Group granted on June 22, 2001, Energy Group hereby amends and, as amended, restates the Plan, as attached, effective July 1, 2001:

      1. A new Section 1.2(h) is added to Article I to read as follows:

         "(h) 'Change of Control Termination' shall mean any termination of a Participant's employment that gives rise to severance pay under such Participant's Change of Control Employment Agreement entered into with the Company, regardless of whether or not such termination of employment occurs after such Participant's attainment of age 55."
         and  all  following   sections  of  Article  I  are   redesignated  and
         consecutively re-lettered.


      2. Article I, Section 1.2(n) is amended to read as follows:

         "(n) 'Compensation' shall mean Base Salary, Bonuses, Supplementary Retirement Plan Payments, Change of Control Payments, and Directors Fees that the Participant is entitled to receive for services rendered to the Company."

     3. Article I, Section 1.2(s) is amended to add "who is not an employee of the Company." to the end of the last sentence.


     4.  Article I, Section 1.2(z) is amended to read as follows:

         "(z) 'Long Term Disability' shall be a disability of an Eligible Employee where such employee is totally and permanently unable to continue in active employment in any position with the Company as a result of injury or illness, as determined by the Company."

     5. Article I, Section 1.2(cc) is amended to add the words "or service" after the word "employment".

     6.  Article I, Section 1.2(ee) is amended to read as follows:

         "(ee) 'Plan Year' shall mean the twelve (12) consecutive month period beginning on each January 1 and ending on each December 31."

     7.  Article I, Section 1.2 (ff) is amended to read as follows:

         "(ff) 'Retirement' shall mean (i) with respect to any Participant who is an Eligible Employee, such Participant's termination of employment (other than in a Change of Control Termination) with the Company on or after age fifty-five (55), and (ii) with respect to any Participant who is an Eligible Director, such Participant's cessation of service with the Company for any reason."

     8.  Article I, Section 1.2(gg) is amended to read as follows:

         "(gg) 'Scheduled In-Service Withdrawal Date' shall be the distribution date elected by the Participant for an in-service withdrawal of all amounts of Compensation deferred and Company Discretionary Contribution amounts, as set forth on the election form last submitted to the Company, and earnings and losses attributable thereto."

     9. New Sections 1.2(hh) and (ii) are added to Article I to read as follows:

         "(hh) 'Supplementary Retirement Plan' shall mean the Supplementary Retirement Plan of the Company now in effect or as amended from time to time." (ii) 'Supplementary Retirement Plan Payments' shall mean benefit payments payable under the Supplementary Retirement Plan."

         and current Sections 1.2(ii) and (jj) are redesignated Sections 1.2(jj) and (kk), respectively:


     10. The first sentence of Article III, Section 3.1(a) is amended by adding "Supplementary Retirement Plan Payments and/or" before "Change of Control Payments".

     11. Article III, Section 3.1(b) is amended to read as follows:

         "(b) GENERAL RULE. The amount of Compensation which an Eligible Individual may elect to defer is such Compensation earned on or after the time at which the Eligible Individual elects to defer Compensation in accordance with Sections 1.2(w) and 3.1(a). The amount elected by an Eligible Employee shall be a percentage of Base Salary, Bonuses, Supplementary Retirement Plan Payments and Change of Control Payments. The Eligible Employee's Base Salary deferral election shall not exceed 50% of the Eligible Employee's Base Salary. The Eligible Employee's Bonuses, Supplementary Retirement Plan Payments and Change of Control Payments can be deferred up to 100%. In addition, the Committee may, in its sole and absolute discretion, further limit deferrals for income tax withholding and employee benefit plan withholding requirements. An Eligible Director may defer up to 100% of his or her Director's Fees. The minimum contribution which may be made in any Plan Year by an Eligible Individual shall not be less than $5,000."

     12. Article III, Section 3.1(c) of the Plan is amended to read as follows:

         "(c) DURATION OF COMPENSATION DEFERRAL ELECTION. An Eligible Employee's initial election to defer Base Salary must be filed on or before December 20 and is to be effective for the first day of the next following Plan Year. An Eligible Employee may renew, increase, decrease or terminate a deferral election with respect to Base Salary, Bonuses, Supplementary Retirement Plan Payments and/or Change of Control Payments for any subsequent Plan Year by filing a new election on or before December 20, which election shall be effective on the first day of the next following Plan Year. Any subsequent election with respect to Bonuses must be filed by December 20 of the year prior to the year in which the Bonuses are earned. An Eligible Employee's election with respect to Change of

         Control Payments must be made on or before December 20 and shall be effective on the first day of the next following Plan Year.

            All elections under this Section 3.1 shall continue until changed in writing by the Eligible Individual, such change to be effective as of the first day of the next following Plan Year. In the case of an employee or director who becomes an Eligible Individual on or after January 1, such Eligible Individual shall have thirty (30) days from the date he or she has become an Eligible Individual to make an Initial Election with respect to amounts capable of being deferred under the Plan. Such election shall be for the remainder of the Plan Year. Notwithstanding the foregoing, the election under which a distribution under the Plan will be made must be in place at least twelve (12) months prior to receipt of the distribution or the immediately prior election option will prevail."

     13. Article III, Section 3.2(b) is amended to read as follows:

         "(b) The Committee shall select from time to time, in its sole discretion, a commercially available investment fund of each of the types provided under the Plan to be the Funds. The Rate of Return of each such commercially available investment fund shall be used to determine the amount of earnings or losses to be credited to Participant's Account under Article IV."

     14. Article IV, Section 4.2(c) is amended to read as follows:

         "(c) In the event a Participant elects that the Company Discretionary Contribution Amount for a given Plan Year have a Scheduled In-Service Withdrawal Date, all amounts attributed to the Company Discretionary Contribution Amount for such Plan Year shall be accounted for in a manner which allows separate accounting for the Company Discretionary Contribution Amount and investment gains and losses associated with such Plan Year's Company Discretionary Contribution Amount."

     15. Article VI, Section 6.1(a) is amended to read as follows:

                  "(a) DISTRIBUTION WITHOUT SCHEDULED IN-SERVICE WITHDRAWAL Date. In the case of a Participant who terminates employment due to a Change of Control Termination or Long Term Disability, or who terminates employment or service due to Retirement, the Distributable Amount shall be paid to the Participant (and after his or her death to his or her Beneficiary) in the form of substantially equal quarterly installments over fifteen (15) years beginning on his or her Payment Date. Notwithstanding the foregoing, a Participant described in the preceding sentence may elect from among the following optional forms of benefit in accordance with the procedures set forth below:

                       (1) A lump sum payment on the Participant's Payment Date;

                       (2) Substantially equal quarterly installments over five
         (5) years beginning on the Participant's Payment Date; and

                       (3) Substantially equal quarterly installments over ten
         (10) years beginning on the Participant's Payment Date;

                  Elections regarding the form of distributions to be made following Retirement or Long Term Disability shall be made on a Retirement/Long Term Disability election form provided to the Company together with deferral elections made under the provisions of Article III (3.1) hereof, and may be changed or revoked at any time or from time to time, but in no event less than one year prior to the Participant's Retirement or Long Term Disability. The Committee may determine, from time to time, whether or not and on what terms and conditions elections regarding the form of distributions to be made following a Change of Control Termination may be made, and shall establish such forms and procedures for, and rules regarding changes and revocations of, such elections as the Committee shall from time to time determine to be appropriate.

                  All elections under this Section 3.1 shall continue in effect unless and until a change or revocation thereof becomes effective in accordance with the foregoing.

                  Notwithstanding any provision to the contrary, in the event a Participant's Distributable Amount is less than $25,000, such Distributable Amount shall be distributed to the Participant or his or her Beneficiary in a lump sum.

                  In the event of termination of employment or service for any other reason, distribution to the Participant shall be made in a lump sum on his or her Payment Date.

                  The Participant's Accounts shall continue to be credited with earnings pursuant to Section 4.1 of the Plan until all amounts credited to his or her Accounts under the Plan have been distributed."

     16. The first sentence of Article VI, Section 6.1 (b) is amended to add the words "or service" after the word "employ".

     17. The penultimate and last sentences in Article VI, Section 6.1(b) shall be amended to read:

         "The Participant shall have the right to twice modify any Plan Year's Scheduled In-Service Withdrawal Date. In the event a Participant terminates employment or service with the Company prior to a Scheduled In-Service Withdrawal Date, Section 6.1(a) will govern distributions under this Plan."

     18. Article VI, Section 6.1(c) shall be amended to read as follows:

         "(c) DEATH BENEFIT. In the event a Participant dies after he or she has retired from the Company and still has a balance in his or her Account, the balance shall continue to be paid to the Participant's Beneficiary in quarterly installments for the remainder of the period as elected by the Participant. In the event a Participant dies while in the active employment or service of the Company, the Participant's Account balance, whether or not vested, will be paid in a lump sum to the Participant's Beneficiary."

     19. Article VII, Section 7.3(8) shall be amended to read as follows:

         "(8) To take all actions necessary for the administration of the Plan, including determining the underlying funding instruments for benefits under the Plan."

     Pursuant to said authorization of the Board of Directors of Energy Group, I have executed this Amendment to the Directors and Executive Deferred Compensation Plan of Energy Group this 22nd day of June, 2001.

                                                    /S/ PAUL J. GANCI
                                               -----------------------------
                                                     Paul J. Ganci
                                                Chairman of the Board and
                                                 Chief Executive Officer